DEAN WITTER GLOBAL UTILITIES FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                   10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997

DEAR SHAREHOLDER:

Following mixed six months of results, the second half of the fiscal year ended February 28, 1997, was a favorable period for the Dean Witter Global Utilities Fund's investment markets and overall performance. Both the Fund's domestic and international components showed steady improvement and realized attractive gains during the fiscal year.

PERFORMANCE

The Fund's total return for the fiscal year was 12.91 percent versus 11.68 percent for the Morgan Stanley Capital International World Index (excluding dividends) and 11.45 percent for the Lipper Analytical Services, Inc. Utility Funds Index. The World Index includes stocks of all industries, in addition to utilities, and has a different geographical distribution than that of the Fund. For example, at the end of February the Index maintained a weighting in Japan of 16 percent versus 1 percent for the Fund. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds objective.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (May 31, 1994) through the fiscal year ended February 28, 1997, versus the performance of a similar hypothetical investment in the issues comprising the Morgan Stanley Capital International World Index and the Lipper Utility Funds Index.

THE PORTFOLIO

Strong global demand for telecommunications services provides a favorable investment backdrop for the Fund. For example, estimates for the number of wireless (cellular and personal communications services) subscribers worldwide continue to show tremendous growth, a favorable indication for service providers and equipment companies. Nokia AB, the Finnish telecommunications corporation, estimated the number of worldwide wireless subscribers at 135 million at the end of

DEAN WITTER GLOBAL UTILITIES FUND
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997, CONTINUED

1996, up 59 percent from the previous year. At the end of the fiscal year, the Fund held 17 percent of its net common stock assets in wireless service and equipment companies.

A number of technology-related stocks, which had been the Fund's weakest performers last summer, were subsequently the strongest over the second half of the fiscal year. Examples of these stocks appearing in the portfolio include Nokia AB and Ericsson (L.M.) Telephone Co. AB (Sweden). The portfolio's domestic utility stocks also performed well during the second half of the year, as a result of the rally in the U.S. stock market. As of February 28, 1997, United States utility stocks accounted for 33 percent of the portfolio's net common stock assets. Only toward the end of the fiscal year did momentum slow as concern grew that the surging U.S.
economy would result in an increase in
short-term interest rates. (Following
the conclusion of the Fund's fiscal
year this concern became reality when,
on March 25, 1997, the Federal Reserve
Board raised the federal-funds rate by
0.25 percentage points.)

LOOKING AHEAD

We continue to be optimistic regarding
the growth prospects for the global
telecommunications industry, which
accounts for 64 percent of the Fund's
investments. Additionally, the
conditions for global utility stocks
overall continue to be good as most
regions of the world are experiencing
modest growth, which is expected to
enhance utility-company earnings
without creating upward pressure on
interest rates. The Fund provides a
direct but prudent investment vehicle
for participating in steady and strong
infrastructure growth around the world.

DEAN WITTER GLOBAL UTILITIES FUND
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997, CONTINUED

We appreciate your support of Dean Witter Global Utilities Fund and look forward to serving your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------
                COMMON AND PREFERRED STOCKS (98.2%)
                ARGENTINA (2.4%)
                UTILITIES - NATURAL GAS
       234,000  MetroGas S.A. (Class B) (ADR)...  $     2,603,250
       735,000  Transportadora de Gas del Sur
                  S.A. (Class B)................        1,897,154
                                                  ---------------
                                                        4,500,404
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
       857,000  Telecom Argentina Stet - France
                  Telecom S.A. (Class B)........        4,089,730
                                                  ---------------

                TOTAL ARGENTINA.................        8,590,134
                                                  ---------------

                AUSTRALIA (3.0%)
                UTILITIES - NATURAL GAS
     1,840,000  Australian Gas Light Company
                  Ltd...........................       10,543,522
                                                  ---------------

                AUSTRIA (1.0%)
                TRANSPORTATION
        71,000  Flughafen Wien AG...............        3,558,672
                                                  ---------------
                BRAZIL (2.2%)
                UTILITIES - ELECTRIC
   130,000,000  Companhia Energetica de Minas
                  Gerais S.A. (Pref.)...........        5,198,021
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
     9,600,000  Telecomunicacoes de Sao Paulo
                  S.A. (Pref.)..................        2,603,483
                                                  ---------------

                TOTAL BRAZIL....................        7,801,504
                                                  ---------------

                CANADA (2.9%)
                TELECOMMUNICATION EQUIPMENT
       106,219  Northern Telecom Ltd............        7,623,671
                                                  ---------------
                UTILITIES - NATURAL GAS
       130,000  TransCanada Pipelines Ltd.......        2,403,888
                                                  ---------------
                TOTAL CANADA....................       10,027,559
                                                  ---------------
                CHILE (3.3%)
                UTILITIES - ELECTRIC
       125,000  Enersis S.A. (ADR)..............        4,140,625
                                                  ---------------

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------
                UTILITIES - TELECOMMUNICATIONS
       208,250  Compania de Telecommunicaciones
                  de Chile S.A. (ADR)...........  $     6,091,313
       204,000  Empresas Telex-Chile S.A.
                  (ADR).........................        1,275,000
                                                  ---------------
                                                        7,366,313
                                                  ---------------

                TOTAL CHILE.....................       11,506,938
                                                  ---------------

                CHINA (1.8%)
                UTILITIES - ELECTRIC
       140,000  Huaneng Power International,
                  Inc. (Class N) (ADR)*.........        3,080,000
       314,000  Shandong Huaneng Power Co., Ltd.
                  (ADR).........................        3,257,750
                                                  ---------------

                TOTAL CHINA.....................        6,337,750
                                                  ---------------

                DENMARK (3.7%)
                TRANSPORTATION
        47,000  Kobenhavns Lufthavne AS.........        4,815,649
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
       158,500  Tele Danmark AS (B Shares)......        8,243,033
                                                  ---------------

                TOTAL DENMARK...................       13,058,682
                                                  ---------------

                FINLAND (2.1%)
                TELECOMMUNICATION EQUIPMENT
       122,000  Nokia AB (Series K).............        7,359,314
                                                  ---------------

                FRANCE (1.3%)
                UTILITIES - WATER
        32,554  Compagnie Generale des Eaux.....        4,525,431
                                                  ---------------

                GERMANY (6.5%)
                TELECOMMUNICATION EQUIPMENT
       105,000  Siemens AG......................        5,299,675
                                                  ---------------
                UTILITIES - ELECTRIC
       175,000  Veba AG.........................        9,997,043
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
        19,700  Mannesmann AG...................        7,764,666
                                                  ---------------

                TOTAL GERMANY...................       23,061,384
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------
                HONG KONG (0.5%)
                UTILITIES - ELECTRIC
       500,000  Hong Kong Electric Holdings
                  Ltd...........................  $     1,730,595
                                                  ---------------

                INDONESIA (2.5%)
                UTILITIES - TELECOMMUNICATIONS
       136,000  PT Indosat (ADR)................        3,910,000
       139,000  PT Telekomunikasi Indonesia
                  (ADR).........................        4,778,125
                                                  ---------------

                TOTAL INDONESIA.................        8,688,125
                                                  ---------------
                ITALY (2.5%)
                UTILITIES - TELECOMMUNICATIONS
     1,466,000  Telecom Italia Mobile SpA.......        3,829,428
     2,103,000  Telecom Italia SpA..............        4,928,518
                                                  ---------------

                TOTAL ITALY.....................        8,757,946
                                                  ---------------

                JAPAN (1.5%)
                TELECOMMUNICATION EQUIPMENT
        29,000  Kyocera Corp....................        1,724,754
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
           570  DDI Corp........................        3,446,931
                                                  ---------------
                TOTAL JAPAN.....................        5,171,685
                                                  ---------------
                MALAYSIA (1.5%)
                UTILITIES - TELECOMMUNICATIONS
     1,364,000  Technology Resources Industries
                  Berhad*.......................        3,188,714
       260,000  Telekom Malaysia Berhad.........        2,106,409
                                                  ---------------
                TOTAL MALAYSIA..................        5,295,123
                                                  ---------------
                MEXICO (1.4%)
                UTILITIES - TELECOMMUNICATIONS
       128,000  Telefonos de Mexico S.A. de C.V.
                  (Class L) (ADR)...............        4,976,000
                                                  ---------------

                NETHERLANDS (2.3%)
                UTILITIES - TELECOMMUNICATIONS
       225,000  Koninklijke PTT Nederland NV....        8,054,327
                                                  ---------------

                NEW ZEALAND (2.4%)
                UTILITIES - TELECOMMUNICATIONS
     1,880,000  Telecom Corporation of New
                  Zealand Ltd...................        8,466,413
                                                  ---------------

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------

                NORWAY (0.7%)
                TELECOMMUNICATION EQUIPMENT
        52,000  Nera AS.........................  $     2,529,663
                                                  ---------------

                PERU (0.3%)
                UTILITIES - TELECOMMUNICATIONS
        47,200  Telefonica del Peru S.A.
                  (ADR).........................        1,038,400
                                                  ---------------

                PHILIPPINES (1.4%)
                UTILITIES - ELECTRIC
       624,000  Manila Electric Co. (B
                  Shares).......................        4,958,783
                                                  ---------------

                PORTUGAL (1.5%)
                UTILITIES - TELECOMMUNICATIONS
       152,000  Portugal Telecom S.A............        5,330,742
                                                  ---------------

                SOUTH KOREA (1.8%)
                UTILITIES - ELECTRIC
       200,000  Korea Electric Power Corp.
                  (ADR).........................        3,600,000
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
       213,000  Korea Mobile Telecommunications
                  (ADR).........................        2,635,875
                                                  ---------------

                TOTAL SOUTH KOREA...............        6,235,875
                                                  ---------------

                SPAIN (5.1%)
                UTILITIES - ELECTRIC
       144,600  Empresa Nacional de Electricidad
                  S.A...........................        8,829,379
       428,000  Iberdrola S.A...................        4,674,250
                                                  ---------------
                                                       13,503,629
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
       198,000  Telefonica de Espana............        4,559,665
                                                  ---------------

                TOTAL SPAIN.....................       18,063,294
                                                  ---------------

                SWEDEN (2.1%)
                TELECOMMUNICATION EQUIPMENT
       236,000  Ericsson (L.M.) Telephone Co. AB
                  (Series "B" Free).............        7,497,203
                                                  ---------------

                SWITZERLAND (2.0%)
                ELECTRICAL EQUIPMENT
         6,200  ABB AG - Bearer.................        7,025,828
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------
                UNITED KINGDOM (6.4%)
                CABLE & TELECOMMUNICATIONS
       135,000  Nynex CableComms Group (ADR)*...  $     2,244,375
     1,831,000  Telewest PLC*...................        3,578,140
                                                  ---------------
                                                        5,822,515
                                                  ---------------
                MEDIA GROUP
       582,500  Carlton Communications PLC......        4,951,698
                                                  ---------------
                UTILITIES - ELECTRIC
       181,765  National Grid Group PLC.........          612,729
       100,000  Yorkshire Electricity Group
                  PLC...........................        1,454,250
                                                  ---------------
                                                        2,066,979
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
       487,000  Orange PLC......................        1,681,329
     1,712,000  Vodafone Group PLC..............        8,126,997
                                                  ---------------
                                                        9,808,326
                                                  ---------------
                TOTAL UNITED KINGDOM............       22,649,518
                                                  ---------------
                UNITED STATES (32.1%)
                MEDIA GROUP
       125,000  U.S. West Media Group*..........        2,296,875
                                                  ---------------
                TELECOMMUNICATION EQUIPMENT
        75,408  Lucent Technologies, Inc........        4,062,606
                                                  ---------------
                UTILITIES - ELECTRIC
        50,000  AES Corp.*......................        3,268,750
       210,000  CMS Energy Corp.................        6,877,500
       120,000  Duke Power Co...................        5,310,000
       200,000  Edison International............        4,300,000
        50,000  Houston Industries, Inc.........        1,162,500
       120,000  PG & E Corp.....................        2,760,000
       230,000  Southern Co.....................        5,002,500
                                                  ---------------
                                                       28,681,250
                                                  ---------------
                UTILITIES - NATURAL GAS
       175,000  ENRON Corp......................        6,978,125
                                                  ---------------
                UTILITIES - TELECOMMUNICATIONS
        68,000  360 DEG. Communications Co.*....        1,470,500
        85,000  Ameritech Corp..................        5,418,750
       100,000  AT&T Corp.......................        3,987,500
        70,000  Bell Atlantic Corp..............        4,838,750
       180,000  BellSouth Corp..................        8,437,500
       165,000  GTE Corp........................        7,713,750
       213,000  MCI Communications Corp.........        7,614,750
       110,000  NYNEX Corp......................        5,665,000
       135,000  SBC Communications, Inc.........        7,762,500
       175,000  Sprint Corp.....................        7,962,500
        52,000  Teleport Communications Group
                  Inc. (Class A)*...............        1,547,000
       125,000  U.S. West Communications Group,
                  Inc...........................        4,500,000

  NUMBER OF
    SHARES                                             VALUE
-----------------------------------------------------------------
       150,000  WorldCom, Inc.*.................  $     3,993,750
                                                  ---------------
                                                       70,912,250
                                                  ---------------

                TOTAL UNITED STATES.............      112,931,106
                                                  ---------------

                TOTAL COMMON AND PREFERRED
                STOCKS
                (IDENTIFIED COST
                $270,351,245)...................      345,771,516
                                                  ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
--------------
                SHORT-TERM INVESTMENT (1.4%)
                REPURCHASE AGREEMENT
$        4,887  The Bank of New York 5.25% due
                  03/03/97 (dated 02/28/97;
                  proceeds $4,888,867;
                  collateralized by $4,000,644
                  U.S. Treasury Note 5.875% due
                  02/15/00 valued at $3,969,524
                  and $1,002,320 U.S. Treasury
                  Note 6.375% due 01/15/00
                  valued at $1,014,940)
                  (Identified Cost
                  $4,886,729)...................        4,886,729
                                                  ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$275,237,974) (A)...........       99.6%   350,658,245

OTHER ASSETS IN EXCESS OF
LIABILITIES.................        0.4      1,581,257
                                  -----   ------------

NET ASSETS..................      100.0%  $352,239,502
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $86,083,081 and the aggregate gross unrealized depreciation is $10,662,810, resulting in net unrealized appreciation of $75,420,271.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT FEBRUARY 28, 1997:

CONTRACTS TO       IN       DELIVERY    UNREALIZED
  RECEIVE     EXCHANGE FOR    DATE     APPRECIATION
----------------------------------------------------
 $1,459,024       L890,246  03/04/97      $9,259

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
SUMMARY OF INVESTMENTS FEBRUARY 28, 1997

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
------------------------------------------------------------------
Cable & Telecommunications..............  $  5,822,515      1.7%
Electrical Equipment....................     7,025,828      2.0
Media Group.............................     7,248,573      2.1
Repurchase Agreement....................     4,886,729      1.4
Telecommunication Equipment.............    36,096,886     10.2
Transportation..........................     8,374,321      2.4
Utilities - Electric....................    80,214,675     22.8
Utilities - Natural Gas.................    24,425,939      6.9
Utilities - Telecommunications..........   172,037,348     48.8
Utilities - Water.......................     4,525,431      1.3
                                          ------------      ---
                                          $350,658,245     99.6%
                                          ------------      ---
                                          ------------      ---

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS
------------------------------------------------------------------
Common Stocks...........................  $337,970,012     96.0%
Preferred Stocks........................     7,801,504      2.2
Short-Term Investment...................     4,886,729      1.4
                                          ------------      ---
                                          $350,658,245     99.6%
                                          ------------      ---
                                          ------------      ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

ASSETS:
Investments in securities, at value
  (identified cost $275,237,974)............................  $350,658,245
Receivable for:
    Investments sold........................................     1,459,024
    Dividends...............................................       479,636
    Shares of beneficial interest sold......................       332,510
    Foreign withholding taxes reclaimed.....................        96,160
Deferred organizational expenses............................        80,024
Prepaid expenses and other assets...........................        10,391
                                                              ------------

     TOTAL ASSETS...........................................   353,115,990
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       323,345
    Plan of distribution fee................................       242,697
    Investment management fee...............................       179,213
Accrued expenses and other payables.........................       131,233
                                                              ------------

     TOTAL LIABILITIES......................................       876,488
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   271,534,861
Net unrealized appreciation.................................    75,420,546
Accumulated undistributed net investment income.............       163,204
Accumulated undistributed net realized gain.................     5,120,891
                                                              ------------

     NET ASSETS.............................................  $352,239,502
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  27,819,682 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $12.66
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $738,489 foreign withholding tax).........  $ 8,869,490
Interest....................................................      546,382
                                                              -----------

     TOTAL INCOME...........................................    9,415,872
                                                              -----------

EXPENSES
Plan of distribution fee....................................    3,227,912
Investment management fee...................................    2,295,007
Transfer agent fees and expenses............................      484,155
Custodian fees..............................................      162,230
Professional fees...........................................       75,148
Shareholder reports and notices.............................       71,906
Registration fees...........................................       44,365
Organizational expenses.....................................       34,018
Trustees' fees and expenses.................................       12,390
Other.......................................................        9,727
                                                              -----------

     TOTAL EXPENSES.........................................    6,416,858
                                                              -----------

     NET INVESTMENT INCOME..................................    2,999,014
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.............................................    6,178,447
    Foreign exchange transactions...........................      (19,129)
                                                              -----------

     NET GAIN...............................................    6,159,318
                                                              -----------
Net change in unrealized appreciation on:
    Investments.............................................   33,485,521
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................          681
                                                              -----------

     NET APPRECIATION.......................................   33,486,202
                                                              -----------

     NET GAIN...............................................   39,645,520
                                                              -----------

NET INCREASE................................................  $42,644,534
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              FEBRUARY 28, 1997   FEBRUARY 29, 1996
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  2,999,014        $  5,844,446
Net realized gain...........................................       6,159,318           3,024,292
Net change in unrealized appreciation.......................      33,486,202          50,873,751
                                                              -----------------   -----------------

     NET INCREASE...........................................      42,644,534          59,742,489
                                                              -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (3,680,883)         (5,266,837)
Net realized gain...........................................        --                (4,096,615)
                                                              -----------------   -----------------

     TOTAL..................................................      (3,680,883)         (9,363,452)
                                                              -----------------   -----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (47,071,634)        (27,631,296)
                                                              -----------------   -----------------

     NET INCREASE (DECREASE)................................      (8,107,983)         22,747,741

NET ASSETS:
Beginning of period.........................................     360,347,485         337,599,744
                                                              -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $163,204 AND $901,819, RESPECTIVELY)....................    $352,239,502        $360,347,485
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity and fixed income securities of companies, issued by issuers worldwide, which are engaged in the utilities industry. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on May 31, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $174,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,326,626 at February 28, 1997.

The Distributor has informed the Fund that for the year ended February 28, 1997, it received approximately $802,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $35,728,415 and $70,884,641, respectively.

For the year ended February 28, 1997, the Fund incurred brokerage commissions of $6,236 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $39,000.

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                  FOR THE YEAR                  FOR THE YEAR
                                                     ENDED                         ENDED
                                               FEBRUARY 28, 1997             FEBRUARY 29, 1996
                                          ----------------------------   --------------------------
                                            SHARES          AMOUNT         SHARES         AMOUNT
                                          -----------   --------------   -----------   ------------
Sold....................................    4,354,550   $   51,632,264     4,527,808   $ 48,949,462
Reinvestment of dividends and
 distributions..........................      284,415        3,276,573       789,712      8,462,851
                                          -----------   --------------   -----------   ------------
                                            4,638,965       54,908,837     5,317,520     57,412,313
Repurchased.............................   (8,631,939)    (101,980,471)   (7,953,198)   (85,043,609)
                                          -----------   --------------   -----------   ------------
Net decrease............................   (3,992,974)  $  (47,071,634)   (2,635,678)  $(27,631,296)
                                          -----------   --------------   -----------   ------------
                                          -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $56,746.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At February 28, 1997, there were outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                       FOR THE YEAR       FOR THE YEAR      MAY 31, 1994*
                                          ENDED              ENDED             THROUGH
                                       FEBRUARY 28,       FEBRUARY 29,       FEBRUARY 28,
                                           1997               1996               1995
-------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 11.33            $  9.80            $ 10.00
                                        --------           --------           --------

Net investment income..............         0.10               0.18               0.13
Net realized and unrealized gain
 (loss)............................         1.35               1.64              (0.21)
                                        --------           --------           --------

Total from investment operations...         1.45               1.82              (0.08)
                                        --------           --------           --------

Less dividends and distributions
 from:
   Net investment income...........        (0.12)             (0.16)             (0.12)
   Net realized gain...............      --                   (0.13)           --
                                        --------           --------           --------

Total dividends and
 distributions.....................        (0.12)             (0.29)             (0.12)
                                        --------           --------           --------

Net asset value, end of period.....      $ 12.66            $ 11.33            $  9.80
                                        --------           --------           --------
                                        --------           --------           --------

TOTAL INVESTMENT RETURN+...........        12.91%             18.76%             (0.87)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.82%              1.87%              1.97%(2)

Net investment income..............         0.85%              1.66%              1.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................      $352,240           $360,347           $337,600

Portfolio turnover rate............           10%                16%                 2%(1)

Average commission rate paid.......      $0.0071            --                 --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Utilities Fund (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 31, 1994 (commencement of operations) through February 28, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 11, 1997

--------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (UNAUDITED)

        During the year ended February 28, 1997, 70.08% of the income paid qualified for the dividends received deduction available to corporations. In addition, the Fund has elected, pursuant to
        Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its Shareholders. The Fund generated net foreign source income of $0.13 per share with respect to this election.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Edward F. Gaylor
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
GLOBAL UTILITIES
FUND


ANNUAL REPORT
FEBRUARY 28, 1997

DEAN WITTER GLOBAL UTILITIES FUND

               GROWTH OF $10,000

      DATE               TOTAL   MSCI WORLD IX  LIPPER
May 31, 1994           $10,000     $10,000    $10,000
February 28, 1995      $ 9,913     $ 9,970    $10,308
February 29, 1996      $11,773     $12,135    $12,546
February 28, 1997      $12,993(3)  $13,553    $13,983

               AVERAGE ANNUAL TOTAL RETURNS

               1 YEAR          LIFE OF FUND
              12.91(1)           10.91(1)
               7.91(2)            9.99(2)

        ___ Fund  ___ MSCI WORLD IX (4) ___ LIPPER (5)

Past performance is not predictive of future returns.

----------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception-3%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% CDSC, assuming a complete redemption on February 28, 1997.

(4) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
    The Index is unmanaged and should not be considered an investment.

(5) The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Utility Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. Currently, there are 30 funds represented in this index.